EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Analysts International Corporation (the “Company”) on Form 10-Q for the period ended October 2, 2010 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Brittany B. McKinney, Interim Chief Executive Officer of the Company, and Randy W. Strobel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2010	By:	/s/ Brittany B. McKinney
Brittany B. McKinney
Interim President and Chief Executive Officer

Dated: November 4, 2010	By:	/s/ Randy W. Strobel
Randy W. Strobel
Chief Financial Officer